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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 24, 2008

                               VERINT SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                       0-49790                   11-3200514
  (State or Other            (Commission File Number)         (IRS Employer
  Jurisdiction of                                          Identification No.)
  Incorporation)

   330 South Service Road, Melville, New York                11747
     (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (631) 962-9600

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


                              --------------------



         Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)      Director Resignation
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         On November 24, 2008, Avi T. Aronovitz tendered his resignation as a member of the Board of Directors (the "Board") of Verint Systems Inc. ("Verint" or the "Company") and the Compensation Committee of the Board, pursuant to the terms of a previously disclosed letter agreement between Mr. Aronovitz and Comverse Technology, Inc. ("Comverse"), the Company's majority stockholder, dated October 28, 2008.


(d)      Election of Director
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         On November 24, 2008, in accordance with its authority to fill vacancies pursuant to Article II, Section 11 of the Company's Amended and Restated Bylaws, the Board unanimously elected John Spirtos, age 43, to the Board. Mr. Spirtos will stand for re-election at the Company's next annual meeting of stockholders. Mr. Spirtos will not initially serve on any committees of the Board. Other than the employment agreement between Comverse and Mr. Spirtos, pursuant to which Mr. Spirtos agreed to serve as Senior Vice President, Corporate Development & Strategy of Comverse, there is no arrangement or understanding between Mr. Spirtos and any other person pursuant to which he was elected to the Board. Mr. Spirtos' nomination to the Board was approved by the Board's Corporate Governance and Nominating Committee following a request to appoint Mr. Spirtos made by Comverse.


         Other than as described above, Mr. Spirtos has not engaged in, and is not otherwise connected to, any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.


         Following the appointment of Mr. Spirtos, two vacancies remain on the Board.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Verint Systems Inc.



Date: November 24, 2008

                                                By:   /s/ Peter Fante
                                                     ---------------------------
                                                Name:       Peter Fante
                                                Title:      Chief Legal Officer